U.S. Credit Card Loan FICO Distribution


Capital One Master Trust vs.
U.S. Credit Card Industry
June 2002
% of Loan Balances Outstanding
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
36.6%
32.3%
28.3%
24.8%
35.1%
42.9%
≤660
661-710
>710
FICO Score
Industry
COMT

Source: Equifax Information Services LLC for both industry and Capital One Master Trust data. Industry data reflect a random sample size of 7.6 million individuals with open U.S. credit card accounts. Capital One Master Trust data reflect a random sample size of 1.3 million open U.S. credit card accounts.